UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22723

Bluepoint Investment Series Trust
(Exact name of registrant as specified in charter)

350 Madison Avenue, 9th Floor
New York, NY 10017
(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 9th Floor

New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 716-6840

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

BLUEPOINT TRUST
350 Madison Avenue, 9th Floor
New York, New York 10017

November 18, 2015

Re: Bluepoint Trust (the “Fund”) — Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long and mutually beneficial relationship.

Very truly yours,

BLUEPOINT TRUST

Annual Report of
Bluepoint Trust

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Year Ended September 30, 2015

Bluepoint Trust

Financial Statements

For the Year Ended September 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP 757 Third Avenue, 9th Floor New York, NY 10017 T212.599.0100 F212.370.4520 www.GrantThornton.com

Board of Trustees and Shareholders
Bluepoint Trust

We have audited the accompanying statement of assets and liabilities of Bluepoint Trust (a Delaware statutory trust, included in Bluepoint Investment Series Trust) (the “Fund”), including the schedules of investments, securities sold, not yet purchased and swap contracts, as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended September 30, 2015 and the period from February 1, 2013 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bluepoint Trust as of September 30, 2015 and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended September 30, 2015 and the period from February 1, 2013 (commencement of operations) through September 30, 2013 in conformity with accounting principles generally accepted in the United States of America.

New York, New York
November 18, 2015

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd

BLUEPOINT TRUST
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015
Assets
Investments in securities, at fair value (cost $4,522,887)	$4,966,402
Cash and cash equivalents (including Hong Kong Dollars of $6,050, with a cost of $6,047 and Japanese Yen of $419, with a cost of $418)	6,469
Due from broker (including Euros of $18,759, with a cost of $18,810, Hong Kong Dollars of $16,991, with a cost of $16,984 and Japanese Yen of $5,911, with a cost of $5,706)	266,052
Receivable for investment securities sold	7,332
Dividends receivable	2,235
Interest receivable	877
Other assets	85

Total assets	5,249,452

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $649,433)	639,519
Due to custodian	117,520
Net unrealized depreciation on total return swaps	28,412
Line of credit	850,000
Payable for investment securities purchased	3,140
Professional fees payable	9,898
Management fees payable	4,686
Administration fees payable	4,147
Dividends payable on securities sold, not yet purchased	1,875
Stock loan fee payable	1,120
Accrued expenses	7,351

Total liabilities	1,667,668

Net Assets	$3,581,784

Net assets
Represented by:
Shares of beneficial interest—$0.001 par value; unlimited shares authorized; 326,965 shares issued and outstanding	$3,304,965
Accumulated net investment gain/(loss)	(184,385)
Accumulated net realized gain/(loss) of investment transactions, foreign currency transactions and total return swaps	36,044
Net unrealized gain/(loss) of investments, foreign currency and total return swaps	425,160

Net Assets	$3,581,784

Net asset value per share	$10.95

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
SCHEDULE OF INVESTMENTS

Shares		September 30, 2015 Fair Value
	Investments in Securities—138.66%
	Common Stocks—138.66%
	Canada—0.25%
	E-Services / Consulting—0.25%
250	Shopify Inc, Class A *	$8,800

	Total Canada (cost $6,546)	$8,800

	China—3.76%
	Web Portals / ISP—3.76%
980	Baidu Inc ADR * (a)	134,662

	Total China (cost $178,701)	$134,662

	Hong Kong—5.46%
	Alternative Waste Technology—5.46%
140,000	China Everbright International Ltd	195,457

	Total Hong Kong (cost $119,255)	$195,457

	Japan—9.61%
	Audio / Video Products—3.35%
4,900	Sony Corp ADR	120,050

	Chemicals–Diversified—2.11%
5,500	Hitachi Chemical Co Ltd.	75,360

	E-Commerce / Products—0.31%
872	Rakuten Inc	11,096

	Electric Products–Miscellaneous—1.37%
1,140	Mabuchi Motor Co Ltd.	49,211

	Finance–Other Services—0.67%
1,658	Japan Exchange Group Inc.	24,047

	Metal Products–Distribution—1.80%
6,300	MISUMI Group Inc	64,649

	Total Japan (cost $404,285)	$344,413

	United States—119.58%
	Apparel Manufacturers—2.15%
850	Carter’s Inc	77,044

	Commercial Services–Finance—13.70%
1,700	FleetCor Technologies Inc *	233,954
2,850	MasterCard Inc, Class A (a)	256,842

		490,796

	Computers—3.88%
1,260	Apple Inc (a)	138,978

	Consulting Services—1.45%
700	Verisk Analytics Inc *	51,737

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2015 Fair Value
	Common Stocks (continued)
	United States (continued)
	Data Processing / Management—2.90%
900	Fidelity National Information Services Inc.	$60,372
500	Fiserv Inc *	43,305

		103,677

	E-Commerce / Services—2.62%
1,490	TripAdvisor Inc * (a)	93,900

	Electronic Components–Semiconductors—5.28%
2,300	Freescale Semiconductor Ltd *	84,134
2,480	Xilinx Inc	105,152

		189,286

	Electronic Design Automation—8.65%
7,100	Cadence Design Systems Inc *	146,828
3,530	Synopsys Inc *	163,016

		309,844

	Entertainment Software—5.89%
4,880	Activision Blizzard Inc	150,743
2,090	Take-Two Interactive Software Inc *	60,046

		210,789

	Finance–Credit Card—5.21%
2,680	Visa Inc, Class A	186,689

	Finance–Investment Banker / Broker—0.44%
683	Virtu Financial Inc, Class A	15,654

	Finance–Other Services—4.92%
750	Intercontinental Exchange Inc	176,243

	Internet Content–Entertainment—3.76%
1,500	Facebook Inc, Class A *	134,850

	Investment Management / Advisory Services—1.77%
370	Affiliated Managers Group Inc * (a)	63,266

	Medical–Biomedical / Genetics—7.94%
650	Alexion Pharmaceuticals Inc * (a)	101,654
350	BioMarin Pharmaceuticals Inc *	36,862
1,350	Celgene Corp *	146,030

		284,546

	Medical–Drugs—12.52%
40	Mallinckrodt PLC *	2,558
800	Valeant Pharmaceuticals International Inc *	142,704
2,200	Zoetis Inc	90,596
783	Allergan PLC *	212,827

		448,685

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2015 Fair Value
	Common Stocks (continued)
	United States (continued)
	Medical–Outpatient / Home Medical—2.47%
2,579	Premier Inc, Class A *	$88,640

	Medical–Wholesale Drug Distribution—4.67%
1,760	AmerisourceBergen Corp (a)	167,182

	Multimedia—2.96%
3,910	Twenty-First Century Fox Inc, Class B	105,844

	Retail–Discount—9.34%
600	Costco Wholesale Corp (a)	86,742
1,210	Dollar General Corp	87,652
2,400	Dollar Tree Inc *	159,984

		334,378

	Retail–Drug Store—5.10%
2,200	Walgreens Boots Alliance Inc	182,820

	Retail–Major Department Stores—3.04%
1,520	Nordstrom Inc (a)	108,999

	Semiconductor Equipment—5.95%
2,700	Applied Materials Inc.	39,663
1,380	Lam Research Corp	90,155
4,620	Teradyne Inc	83,206

		213,024

	Television—2.80%
2,510	CBS Corp, Class B (a)	100,149

	Web Hosting / Design—0.17%
240	GoDaddy Inc, Class A *	6,050

	Total United States (cost $3,814,100)	$4,283,070

	Total Common Stock (cost $4,522,887)	$4,966,402

	Total Investments in Securities (cost $4,522,887)†	$4,966,402

	Other Liabilities in Excess of Assets—(38.66%) **	$(1,384,618)

	Net Assets—100.00%	$3,581,784

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

*	Non-income producing security.

**	Includes foreign currency with a U.S. Dollar value of $6,469 which is 0.18% of net assets.

ADR American Depositary Receipt

†	Aggregate cost for federal income tax purposes is $4,523,654. The aggregate gross unrealized gain/(loss) for federal income tax purposes for all portfolio investments is as follows:

Excess of value of cost	$714,203
Excess of cost of value	(271,455)

$442,748

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
SCHEDULE OF INVESTMENTS (concluded)

Investments in Securities – By Industry	September 30, 2015 Percentage of Net Assets (%)
Alternative Waste Technology	5.46
Apparel Manufacturers	2.15
Audio / Video Products	3.35
Chemicals – Diversified	2.11
Commercial Services – Finance	13.70
Computers	3.88
Consulting Services	1.45
Data Processing / Management	2.90
E-Commerce / Products	0.31
E-Commerce / Services	2.62
E-Services / Consulting	0.25
Electric Products – Miscellaneous	1.37
Electronic Components – Semiconductors	5.28
Electronic Design Automation	8.65
Entertainment Software	5.89
Finance – Credit Card	5.21
Finance – Investment Banker / Broker	0.44
Finance – Other Services	5.59
Internet Content – Entertainment	3.76
Investment Management / Advisory Services	1.77
Medical – Biomedical / Genetics	7.94
Medical – Drugs	12.52
Medical – Outpatient / Home Medical	2.47
Medical – Wholesale Drug Distribution	4.67
Metal Products – Distribution	1.80
Multimedia	2.96
Retail – Discount	9.34
Retail – Drug Store	5.10
Retail – Major Department Stores	3.04
Semiconductor Equipment	5.95
Television	2.80
Web Hosting / Design	0.17
Web Portals / ISP	3.76

Total Investments in Securities	138.66%

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		September 30, 2015 Fair Value
	Securities Sold, Not Yet Purchased—17.85%
	Common Stock—17.85%
	France—0.54%
	Retail–Major Department Stores—0.54%
120	Kering	$19,557

	Total France (proceeds $18,925)	$19,557

	Japan—1.05%
	Office Automation & Equipment—1.05%
1,300	Canon Inc.	$37,492

	Total Japan (proceeds $46,329)	$37,492

	Taiwan—1.85%
	Semiconductor Components–Integrated Circuits—1.85%
3,200	Taiwan Semiconductor Manufacturing Co Ltd ADR	$66,400

	Total Taiwan (proceeds $68,907)	$66,400

	United States—14.41%
	Cosmetics & Toiletries—0.81%
400	Procter & Gamble Co	28,776

	Electric–Integrated—4.19%
500	Consolidated Edison Inc	33,425
450	Duke Energy Corp	32,373
2,000	Public Service Enterprise Group Inc.	84,320

		150,118

	Electronic Components–Semiconductors—2.52%
3,000	Intel Corp	90,420

	REITS–Diversified—1.64%
650	Vornado Realty Trust	58,772

	REITS–Hotels—0.71%
1,600	Host Hotels & Resorts Inc	25,296

	REITS–Office Property—4.54%
1,100	Boston Properties Inc	130,240
300	SL Green Realty Corp	32,448

		162,688

	Total United States (proceeds $515,272)	$516,070

	Total Common Stock (proceeds $649,433)	$639,519

	Total Securities Sold, Not Yet Purchased (proceeds $649,433)	$639,519

ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

Securities Sold, Not Yet Purchased – By Industry	September 30, 2015 Percentage of Net Assets (%)
Cosmetics & Toiletries	0.81
Electric – Integrated	4.19
Electronic Components – Semiconductors	2.52
Office Automation & Equipment	1.05
Retail – Major Department Stores	0.54
Semiconductor Components – Integrated Circuits	1.85
REITS – Diversified	1.64
REITS – Hotels	0.71
REITS – Office Property	4.54

Total Securities Sold, Not Yet Purchased	17.85%

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
SCHEDULE OF SWAP CONTRACTS

Notional Amount	Maturity Date		September 30, 2015 Unrealized Gain/(Loss)
	Swap Contracts—(0.79%)
	Total Return Swap Contracts—(0.79%)
	Food–Retail—0.22%
$(34,842)	12/21/2018	Tesco PLC	$1,536
		Agreement with Morgan Stanley, dated 12/20/2013 to deliver the total return of the shares of Tesco PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate plus 0.40%.
(44,852)	7/17/2017	Woolworths Ltd	6,432

Agreement with Morgan Stanley, dated 07/17/2015 to deliver the total return of the shares of Woolworths Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate plus 0.40%.

			7,968

	Hotels and Motels—0.04%
73,296	12/21/2018	Whitbread PLC	1,289

		Agreement with Morgan Stanley, dated 12/20/2013 to receive the total return of the shares of Whitbread PLC in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%.
	Retail–Discount—(0.37%)
1,847	12/21/2018	B&M European Value Retail SA	377

Agreement with Morgan Stanley, dated 12/20/2013 to receive the total return of the shares of B&M European Value Retail SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%.

101,990	12/21/2018	Poundland Group PLC	(13,810)

Agreement with Morgan Stanley, dated 12/20/2013 to receive the total return of the shares of Poundland Group PLC in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%.

			(13,433)

	Retail–Jewelry—0.07%
(40,525)	8/14/2017	Cie Financiere Richemont SA	(1,265)

Agreement with Morgan Stanley, dated 08/12/2015 to deliver the total return of the shares of Cie Financiere Richemont SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate plus 0.40%.

(40,792)	8/14/2017	Swatch Group AG	3,832

Agreement with Morgan Stanley, dated 08/12/2015 to deliver the total return of the shares of Swatch Group AG in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate plus 0.40%.

			2,567

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		September 30, 2015 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Satellite Telecommunications—0.01%
$6,364	5/8/2017	Cellnex Telecom SAU	$403

Agreement with Morgan Stanley, dated 05/06/2015 to receive the total return of the shares of Cellnex Telecom SAU in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%.

	Semiconductor Components–Integrated Circuits—(0.93%)
140,307	2/2/2018	QUALCOMM Inc.	(33,154)

		Agreement with Morgan Stanley, dated 02/01/2013 to receive the total return of the shares of QUALCOMM Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%.
	Web Portals / ISP—0.17%
153,386	2/2/2018	Google Inc.	5,948

		Agreement with Morgan Stanley, dated 02/01/2013 to receive the total return of the shares of Google Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%.

	Total Swap Contracts		$(28,412)

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
SCHEDULE OF SWAP CONTRACTS (concluded)

Swap Contracts – By Industry	September 30, 2015 Percentage of Net Assets (%)
Food – Retail	0.22
Hotels and Motels	0.04
Retail – Discount	(0.37)
Retail – Jewelry	0.07
Satellite Telecommunications	0.01
Semiconductor Components – Integrated Circuits	(0.93)
Web Portals / ISP	0.17

Total Swap Contracts	(0.79)

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015
Investment Income
Dividends (net of foreign withholding tax of $382)	$32,462
Interest	3,836

Total investment income	36,298

Expenses
Management fees	61,164
Dividends on securities sold, not yet purchased	13,743
Interest expense	10,931
Administration fees	9,477
Professional fees	8,972
Registration fees	7,395
Stock loan fees	6,855
Custody fees	5,743
Trustees’ fees	2,220
Miscellaneous expense	4,524

Total expenses	131,024

Net investment loss	(94,726)

Realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps
Realized gain/(loss) from investment activities, foreign currency transactions and total return swaps
Investment securities	66,826
Securities sold, not yet purchased	(53,277)
Foreign currency transactions	(3,792)
Total return swaps	(8,277)

Net realized gain/(loss) from investment activities, foreign currency transactions and total return swaps	1,480

Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	(57,919)
Net change in unrealized gain/(loss) of total return swaps	(27,862)

Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	(85,781)

Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	(84,301)

Net decrease in net assets resulting from operations	$(179,027)

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From operations:

Net investment loss	$(94,726)	$(62,835)
Net realized gain/(loss) from investment activities, foreign currency transactions and total return swaps	1,480	113,753
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	(85,781)	86,488

Net increase/(decrease) in net assets resulting from operations	(179,027)	137,406

Distributions to shareholders:
From net realized gain ($0.3164 and $0.2527 per share, respectively)	(100,420)	(78,343)

Net decrease in net assets resulting from distributions to shareholders	(100,420)	(78,343)

From transactions in shares:

Net proceeds from sale of shares	800,000	750,000
Reinvestment of distributions	100,420	78,343
Cost of shares repurchased	(788,650)	(735,148)

Net change in net assets from transactions in shares	111,770	93,195

Net change in net assets	(167,677)	152,258
Net assets at beginning of year	3,749,461	3,597,203

Net assets at end of year	$3,581,784	$3,749,461

Accumulated Undistributed Net Investment Loss	$(184,385)	$(89,659)

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2015
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(179,027)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Proceeds from sales of investments	1,725,791
Purchases of investments	(2,966,073)
Proceeds from securities sold short, not yet purchased	1,164,238
Cover of securities sold short, not yet purchased	(781,335)
Proceeds from swap contracts	(8,277)
Net payments from foreign currency transactions	(3,792)
Net realized loss from investment activities, foreign currency transactions, and swap contracts	(1,480)
Net unrealized gain/(loss) of investments, foreign currency and total return swaps	85,781
Net change in unrealized appreciation on foreign currency transactions	(843)
Changes in assets and liabilities related to operations:
Increase in due from broker	(89,438)
Decrease in receivable for investment securities sold	74,910
Decrease in dividends receivable	591
Increase in interest receivable	(482)
Increase in other assets	(85)
Increase in payable for investment securities purchased	3,140
Increase in due to custodian	43,032
Increase in professional fees payable	1,684
Decrease in management fees payable	(19)
Increase in administration fees payable	1,127
Increase in dividends payable on securities sold, not yet purchased	1,875
Increase in stock loan fee payable	652
Increase in other accrued expenses	2,797

Net cash used in operating activities	(925,233)

Cash flows from financing activities
Net proceeds from line of credit	850,000
Net proceeds from sale of shares	800,000
Cost of shares repurchased	(788,650)

Net cash provided by financing activities	861,350

Net change in cash and cash equivalents	(63,883)
Cash and cash equivalents at beginning of year	70,352

Cash and cash equivalents at end of year	$6,469

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$10,025

The accompanying notes are an integral part of these financial statements.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015

1. Organization

Bluepoint Trust (the “Fund”), a series of Bluepoint Investment Series Trust, a Delaware Statutory Trust (the “Trust”), was formed on July 6, 2012 and has unlimited authorized capital of shares of beneficial interest (“Shares”), par value $0.001 per Share. The Fund commenced operations on February 1, 2013. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is commonly known as a “mutual fund.” SilverBay Capital Management LLC (the “Adviser”) serves as the investment adviser of the Fund. The Adviser is controlled by its managing member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon is registered with the SEC as an investment adviser. As of September 30, 2015, Alkeon and Alkeon Capital Advisers, LLC are the lone and controlling shareholders of the Fund.

The Fund’s investment objective is to seek capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund may use derivatives, consisting of total return swaps, to achieve indirect investment exposure to a security or market. The Fund may also use these instruments to seek to increase returns by increasing exposures to particular securities or markets (i.e., leverage). This may be considered a speculative investment practice. Total return swaps may also be used for hedging purposes. The Fund does not anticipate committing more than 30% of its total assets to investments in derivative instruments. For this purpose, “committing” refers to the posting of collateral required by a counterparty to cover the positions, and any profit or loss thereon. Although not expected to be an integral part of the Fund’s principal investment strategies, the Fund, from time to time, may enter into short sale transactions involving U.S. and foreign securities in an effort to enhance returns and for speculative investment purposes. It is expected that at no time will more than 50% of the Fund’s total assets (measured at the time of entering into a position) be represented by short sales.

The Fund offers multiple classes of shares. The Fund offers Class A, Class C, Class I and Class W Shares. All Share classes have identical voting, dividend and liquidation rights. Class A and Class C Shares are eligible to be offered to the general public for investment, primarily through authorized securities brokers and other financial intermediaries. Class A Shares are subject to a maximum sales load of 5.75% based on the initial investment amount, and they are the only class of Shares of the Fund that are subject to such a charge. Class C Shares, which are not subject to any sales charges at the time of purchase, are subject to a contingent deferred sales charge (“CDSC”) of 1.00% for Shares sold within 12 months of purchase. The CDSC, which applies only to Class C Shares, is assessed on an amount equal to the lesser of the then market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being redeemed. Class I Shares are offered primarily for investors who are able to make a significant minimum initial investment. Class I Shares may also be offered for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the board of trustees of the Trust (the “Board”). Class W Shares are eligible to be primarily offered for qualified retirement plans and investors who are clients of investment advisors, consultants, broker dealers and other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services or (b) have entered into an agreement with Breakwater Group LLC (the “Distributor”) to offer Class W Shares. As of September 30, 2015, Class I Shares are the only share class with any assets.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined

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NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

1. Organization (continued)

in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “authoritative guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance in FASB ASC Topic 946.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. Effective October 1, 2014, the Fund employs the minimum tax basis cost method. Prior to that date, the fund utilized the high cost method. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities sold short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued

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NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

at fair value as determined in good faith by the Adviser under the supervision of the Board in accordance with authoritative guidance.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service.

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security sold short) does not fairly reflect the market value of the security, the security may be valued at fair value in good faith pursuant to procedures adopted by the Board.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value, taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board.

The Fund follows authoritative guidance for fair value measurement. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund recognizes transfers into and out of levels indicated above at the end of the reporting period. There were no such transfers during the year ended September 30, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

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NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

The following table summarizes the fair value of assets and liabilities by the ASC 820 fair value hierarchy levels as of September 30, 2015.

	Level 1	Level 2	Level 3	Balance September 30, 2015
Assets
Common Stock	$4,966,402	$—	$—	$4,966,402

Liabilities
Common Stock	$639,519	$—	$—	$639,519
Total Return Swaps	—	28,412	—	28,412

Total Liabilities	$639,519	$28,412	$—	$667,931

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. Amounts may at times exceed federally insured limits.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with authoritative guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the “Code”). To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2015, the Fund had no deferred tax liability.

It is the Fund’s policy to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

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NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

2. Significant Accounting Policies (continued)

f. Due to/from Broker and Custodian

Due to/from broker consists of U.S. dollar cash balances held at the Fund’s prime broker (Morgan Stanley & Co., Inc.). The Fund is charged interest on cash it borrows at agreed upon rates with its prime broker. The amount due from broker primarily represents receivables for funds held by the broker which result from proceeds of short sales and cash proceeds from the unwind of swap positions. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of U.S. dollar debit cash balances held at the Fund’s custodian (The Bank of New York Mellon).

At September 30, 2015, the Fund held no collateral balances.

3. Management Fee

Under the terms of an Investment Advisory Agreement, the Adviser serves as the investment adviser to the Fund, subject to the supervision of the Board of Trustees, and will be responsible for the day-to-day investment management of the Fund. In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the year ended September 30, 2015, Management Fees totaled $61,164, of which $4,686 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Distribution Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan which allows the Fund to pay distribution and service fees for the sale and distribution, or services to shareholders, of Class A, Class C and Class W Shares of the Fund. Distribution fees are paid on an ongoing basis out of the Fund’s assets attributable to the Shares, these fees will increase the cost of your investment over time. Class A Shares will pay distribution and service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. Class C Shareholders will pay distribution and service fees at an annual rate not to exceed 1.00% of the average daily net assets of the Fund. Class W Shareholders will pay distribution and service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. There were no distribution fees paid in the Fund during the year ended September 30, 2015.

5. Administration Fee, Related Party Transactions and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

5. Administration Fee, Related Party and Other (continued)

accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

Effective May 18 2015, the Fund’s distributor became Breakwater Group LLC, which is an affiliate of, and successor to, the business of Mainsail Group LLC (“Mainsail”), the prior distributor of the Fund. Like Mainsail, Breakwater Group LLC is an affiliate of the Adviser, as they are under common control. Breakwater Group LLC (previously defined as the “Distributor”), a distributor under the federal securities laws, serves as distributor of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the distributor’s distribution agreement with the Fund, the Distributor may retain unaffiliated brokers or dealers (i.e. “Selling Agents”) to assist in the distribution of Shares. For the year ended September 30, 2015, the Distributor did not receive compensation from the Fund.

Each Independent Trustee receives an annual retainer of $10,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of- pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

The Adviser and certain of its affiliates have voluntarily agreed to reimburse Fund expenses for the fiscal year ended September 30, 2015. Expenses of the Fund totaling $373,791 were paid by the Adviser or its affiliates for the year ended September 30, 2015. The Fund is under no obligation to reimburse any party for such expenses and this arrangement may be revised or discontinued at any time.

6. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

7. Securities Transactions

Aggregate purchases and sales of investment securities for the year ended September 30, 2015, amounted to $2,966,073 and $1,725,791 respectively. Aggregate proceeds received and paid for securities sold, not yet purchased for the year ended September 30, 2015 amounted to $1,164,238 and $781,335, respectively.

Aggregate purchases and sales of total return swap contracts held long for the year ended September 30, 2015, amounted to $178,663 and $47,784, respectively. Aggregate proceeds received for total return swap contracts held short for the year ended September 30, 2015, amounted to $161,011.

8. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33 1/3 percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

8. Borrowings (continued)

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Adviser expects that the Fund’s investment program will make frequent use of leverage.

In addition to the permissible borrowings described above as part of the Fund’s principal investment strategies, the Fund, as a non-principal strategy, may borrow money for liquidity purposes (e.g., to meet redemptions), subject to the same one-third limitation on all borrowings.

The Fund has in place a credit agreement with The Bank of New York Mellon which allows the Fund to borrow up to $1,500,000 at any one time. The interest rate charged on any loan amount will be equal to the Federal Funds Rate plus 1.25%. The agreement has a scheduled termination date of January 28, 2016. At September 30, 2015, the Fund had an outstanding loan balance of $850,000.

For the year ended September 30, 2015, the average daily amount of such borrowings was $664,396 and the daily weighted average annualized interest rate was 1.68%. At September 30, 2015, the total amount of such borrowings was $1,057,014.

At September 30, 2015, the Fund held no collateral balances.

9. Transactions in Shares

Transactions in Shares were as follows:

For the Year Ended September 30, 2015 Shares
Shares at the beginning of the period	317,394
Shares sold	65,681
Shares reinvested	8,112
Shares repurchased	(64,222)

Net increase (decrease)	9,571

Shares at the end of the period	326,965

As of September 30, 2015, the Investment Adviser and its affiliates own 326,965 shares of the Fund.

10. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its asset in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve its investment objective, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities and such other considerations as the Adviser deems appropriate.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/(depreciation) on swap contracts is reflected on the Statement of Operations and Schedule of Swap Contracts within these financial statements. Option contracts serve as

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

10. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

a. Registered Investment Companies and Exchange-Traded Funds

The Fund may also invest in shares of other registered investment companies and exchange-traded funds. These investment companies invest in securities that are consistent with the Fund’s investment objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. These investments also involve risks generally associated with investments in securities: the risk that the general level of prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the investment companies.

At September 30, 2015, the Fund held no positions of the above-mentioned investments.

b. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of seeking capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security).

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities.

c. Short Sales and Leverage

The Fund may make short sales, which involves selling a security or other assets the Fund does not own in anticipation that its price will decline. Short positions introduce more risk to the Fund than long positions (where the Fund owns the security) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum price of the shorted security when purchased in the open market. Therefore, in theory, securities sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund may use the cash proceeds from short sales to invest in additional long positions. Leverage occurs when the Fund increases its assets available for investment using borrowings (either through direct borrowings or through engaging in securities lending), short sales or derivatives. The Fund may engage in direct borrowings from banks or borrowings through engaging in securities lending, and may enter into derivatives transactions, all of which subject the Fund to Leverage Risk. The use of leverage (through direct borrowings or derivatives or through engaging in securities lending) may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. The use of leverage is considered a speculative investment practice and the Fund could thus be subject

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

10. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Short Sales and Leverage (continued)

to significantly greater risks than funds that do not engage in leverage. The Fund’s assets that are used as collateral to secure short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also often creates an interest or other transactional expense that would lower the Fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

In addition, when effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Further, short sales can subject the Fund to increased costs associated with any premium or interest the Fund may be required to pay in connection with a short sale. Because the Fund may effect short sales as part of its principal investment strategies, the short proceeds deposited with a Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor regularly the creditworthiness of a Prime Broker.

d. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

There was no activity of the above-mentioned investments in the Fund during the year ended September 30, 2015.

e. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

10. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Foreign Curency Transactions (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

f. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non- investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2015, the Fund held no positions of the above-mentioned investments.

g. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

10. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

g. Temporary Investments; U.S. Government Securities Risk (continued)

that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

There was no activity of the above-mentioned investments in the Fund during the year ended September 30, 2015.

11. Balance Sheet Offsetting

In the normal course of business the Fund has entered into derivative transactions subject to an enforceable master netting agreement. The netting agreement allows the Fund and the counterparty to make net payments in respect of all transactions in the same currency, settling on the same date. The Fund posts cash as collateral with the Custodian for the counterparty and is held by the Custodian in a segregated account and its use is restricted.

In the event of default (i.e., the Fund a) fails to post said collateral, b) fails to comply with any restrictions or provisions, or c) fails to comply with or perform any agreement or obligation), then the counterparty has the right to set-off any amounts payable by the Fund with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty has the right to liquidate, sell, pledge, re-hypothecate, or dispose such posted collateral to satisfy any outstanding obligations.

The table below presents the swap contracts that are set-off, if any, as well as collateral delivered, related to those swap contracts as of September 30, 2015.

Offsetting of Financial Assets and Derivative Assets

	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Total return swaps	$19,817	$(19,817)	$—	$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Total return swaps	$48,229	$(19,817)	$28,412	$—	$—	$—

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

11. Balance Sheet Offsetting (continued)

The fair value of derivative instruments as of September 30, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Notional	Net unrealized depreciation on total return swaps on the Statement of Assets and Liabilities*
Total return swaps – Long	$477,191	$(38,947)
Total return swaps – Short	(161,011)	10,535

Total	$316,180	$(28,412)

*	As presented on the schedule of swap contracts

Effect of derivative instruments trading activities for the year ended September 30, 2015:

Derivatives not accounted for as hedging instruments	Realized gain/(loss) from total return swaps recognized on the Statement of Operations	Net unrealized gain/(loss) of total return swaps recognized on the Statement of Operations
Total return swaps – Long	$(8,277)	$(38,397)
Total return swaps – Short	—	10,535

Total	$(8,277)	$(27,862)

12. Federal Income Tax Information

At September 30, 2015, the aggregate cost for Federal income tax purposes of portfolio investments was $4,523,654. For Federal income tax purposes, at September 30, 2015, accumulated net unrealized gain on portfolio investments was $442,748, consisting of $714,203 gross unrealized gain and $271,455 gross unrealized loss. The difference between book basis and tax basis unrealized gain on portfolio investments is attributable to cumulative loss deferrals on wash sales. The aggregate proceeds for Federal income tax purposes equals book.

During the year ended September 30, 2015, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses; (3) net deferral of qualified late-year losses; (4) reversal of prior year unrealized gain/(loss) of swap contracts and (5) net operating losses. Listed below is a reconciliation of net increase in net assets resulting from operations to taxable gain for the fiscal year ended September 30, 2015.

Net increase in net assets resulting from operations	$(179,027)
Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	85,781
Book/tax difference due to deferred wash sales losses	(892)
Current year deferral of qualified late-year losses	67,119
Other book-tax differences	4,426
Current year net operating losses	49,563

Taxable Gain(1)	$26,970

(1)

The Fund’s taxable gain is an estimate and will not be finally determined until the Fund files its tax return for the year ended September 30, 2015. Therefore, the final taxable income may be different than the estimate.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

12. Federal Income Tax Information (continued)

As of September 30, 2015, the components of net assets on a tax basis were as follows:

Accumulated undistributed net investment loss	$(71,409)
Accumulated net realized gains on investments	(27,369)
Accumulated unrealized gain from investment activities and foreign currency transactions	425,160
Paid-in capital	3,255,402

Total Net Assets	$3,581,784

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2013 through 2015, and has concluded that no provision for income tax is required in the Fund’s financial statements. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules including the unlimited carryover of future capital losses. In general, the provisions of the Act became effective since commencement of operations, February 1, 2013.

During the year ended September 30, 2015, the tax character of the dividends paid by the Fund was $14,733 ordinary income and $85,687 long-term capital gain.

13. Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since the commencement of Fund operations on February 1, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return does not reflect payment of sales charges, if any, and is not annualized.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (continued)

13. Financial Highlights (continued)

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period February 1, 2013 (commencement of operations) through September 30, 2013
Class I Shares*:
Net asset value per Share, beginning of period	$11.81	$11.60	$10.00
Income from investment operations (a):
Net investment loss	(0.29)	(0.20)	(0.09)
Net realized and unrealized gain/(loss) from investment activities and total return swaps	(0.25)	0.66	1.69

Total income/(loss) from investment operations	(0.54)	0.46	1.60

Distribution to shareholders:
Realized capital gains	(0.32)	(0.25)	—

Total distribution to shareholders	(0.32)	(0.25)	—

Net asset value per Share, end of period	$10.95	$11.81	$11.60

Total return (b) (c) (d)	(4.91%)	3.88%	16.00%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	3,582	3,749	3,597
Average net assets (dollars in thousands), end of period	4,076	3,746	3,277
Ratio of expenses to average net assets before unreimbursed expenses (d) (e)	3.21%	2.98%	2.28%
Ratio of expenses to average net assets after unreimbursed expenses (d) (e)	12.38%	10.17%	11.63%
Ratio of net investment loss to average net assets before unreimbursed expenses (d) (e)	(2.32%)	(1.68%)	(1.23%)
Ratio of net investment loss to average net assets after unreimbursed expenses (d) (e)	(11.49%)	(8.87%)	(10.58%)
Portfolio turnover on investments in securities (c)	36.45%	64.48%	54.95%
Average debt ratio (e)	16.43%	15.09%	15.68%

Because the Fund was organized in 2013, only three years of financial highlights are shown versus the five years that are required.

(a)	Per share amounts presented are based on monthly shares outstanding throughout the period indicated.

(b)

Total return is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

(e)	Annualized for periods of less than one year.

*	Class I Shares are currently the only shares with any assets.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2015 (concluded)

14. Subsequent Events

Subsequent to September 30, 2015, and through November 18, 2015, there has been no capital activity in the Fund.

The Fund has evaluated the possibility of subsequent events existing in the Fund’s financial statements, and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

BLUEPOINT TRUST
Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor, or calling collect (212) 716-6840, or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: Certain tax information regarding the Fund is required to be provided to shareholders based upon its income and distributions for the taxable year ended September 30, 2015. The information and distributions reported herein may differ from information reported on Form 1099 for the calendar year ended December 31, 2014, and December 31, 2015. As of September 30, 2015, the Fund does not currently expect to make a taxable distribution for calendar year 2015. This estimate is unaudited, based on the Fund’s capital gains as of September 30, 2015, and is subject to change as a result of: (i) the Fund’s capital gains and losses between September 30, 2015 and the date a distribution would be made if the Fund were to make one (late December 2015); and (ii) purchases of Fund shares, or repurchases of such shares by the Fund, between such dates. Actual distributions may differ from this estimate. If during the year you would like information on estimated capital gains, please contact the Fund at (212) 716-6840.

The Fund reports the following items with regard to distributions paid during the fiscal year ended September 30, 2015. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

For the year ended September 30, 2015, the Fund had a qualified dividend income percentage of 0.00%.

For corporate shareholders, of the total ordinary income distributions paid during the fiscal year ended September 30, 2015, 0.00% qualify for the corporate dividends received deduction.

Expense Example:

As a shareholder of the Fund, you incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including management fees, service and distribution fees, including 12b-1 fees (except there are no 12b-1 fees for Class I shares) and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) is intended to assist you both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The top half of the expense example provides information about actual account values and actual expenses. In order to estimate the expenses you paid during the period covered by this report, you can divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6) and then multiply the result by the number corresponding to your Fund and share class under the heading entitled “Expenses Paid During the Period.”

BLUEPOINT TRUST
Supplemental Information
(Unaudited) (continued)

The bottom half of the expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. In order to assist you in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or redemption fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. If these transactional expenses were included, your expenses would have been higher.

Actual[1]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[2]	Annualized Expense Ratio
Class A	$—	$—	$—	—%
Class C	$—	$—	$—	—%
Class I	$1,000.00	$853.47	$15.75	3.39%
Class W	$—	$—	$—	—%

	Hypothetical[3]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,013.76	$11.31	2.24%
Class C	$1,000.00	$1,010.02	$15.07	2.99%
Class I	$1,000.00	$1,015.01	$10.05	1.99%
Class W	$1,000.00	$1,013.76	$11.31	2.24%

[1]	Please note that class I shares are currently the only shares with any assets and the example assumes the reinvestment of Fund distributions (if any).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period from April 1, 2015 to September 30, 2015).

[3]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal year divided by 365.

BLUEPOINT TRUST
Supplemental Information
(Unaudited) (continued)

Performance Overview

Performance Summary

Bluepoint Trust (the Fund) Class I shares returned -4.91% excluding sales charges for the fiscal year ended September 30, 2015.

The Fund outperformed the MSCI World Index, which returned -6.86%, and the MSCI ACWI Index, which returned -8.44%, for the year ended September 30, 2015.

Stock selection in the financial and healthcare sectors and exposure to North America accounted for the Fund’s outperformance relative to the indices.

Average Annual Total Returns (%)	For the Year Ended September 30, 2015	Period Since Inception[1]
Class I	-4.91	14.58
MSCI World Index	-6.86	12.56
MSCI ACWI Index	-8.44	7.48
S&P 500 Index	-2.65	28.16

[1]	Period Since Inception is from February 1, 2013 (commencement of operations) through September 30, 2015

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity, and industry group, among other factors, by a team of Standard & Poor’s economists and index analysts to act as a leading indicator of U.S. equities and reflect the risk and return characteristics of the broader large capitalization equity universe.

Effective January 28, 2015, the Fund compares its performance to that of the MSCI World Index and MSCI ACWI Index. The Adviser added the MSCI ACWI Index and removed the S&P 500 Index because it believes that the MSCI ACWI Index provides a more appropriate basis for comparing the Fund’s performance in light of the MSCI ACWI Index’s inclusion of emerging market countries in which the Fund may invest. Information on the MSCI World Index, MSCI ACWI Index and S&P 500 Index will be included for a one year transition period. Thereafter, only the MSCI World Index and MSCI ACWI Index will be included.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

BLUEPOINT TRUST
Supplemental Information
(Unaudited) (continued)

Performance of a Hypothetical $10,000 Investment (February 1, 2013—September 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class I shares of Bluepoint Trust (the only class of shares currently with assets) during the stated period. The above chart and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting the Adviser at (212) 716-6840.

Manager Discussion of Fund Performance

Although the Fund’s performance for the fiscal year ended September 30, 2015 was negative, it outperformed the MSCI World and MSCI ACWI Indices for the period. While the Fund had positive returns through July, the remainder of the fiscal year saw heightened volatility and general market declines across equities. Against this market backdrop, the Fund was still able to outperform the MSCI World and MSCI ACWI Indices over the fiscal year. Key contributors to the Fund’s performance were its stock selection in the financial and healthcare sectors and exposure to North America. Key detractors to the Fund’s performance were its stock selection in the consumer discretionary and materials sectors and exposure to emerging markets.

As we analyzed this past year’s volatility events, we do not currently believe they are reflective of a more systemic, structural set of risk factors that may imply a recession. For example in the U.S., recent trends in consumer confidence, housing starts, collapsing commodity prices (e.g., gasoline prices), collapsing emerging market currencies (which imply cheaper imported goods for the U.S. consumer) and an accommodative global monetary policy are all currently supportive of economic growth, not a recession.

We currently believe the correction towards the end of the Fund’s fiscal year has created some rare investment opportunities for individual stocks and the portfolio overall. The current risk/reward and

BLUEPOINT TRUST
Supplemental Information
(Unaudited) (continued)

relative value proposition is strong in our opinion, and we remain constructive, especially as we regard the opportunity set for long investments.

We continue to favor simplicity in our stock selection process, namely, investments in businesses with high-barriers to entry, healthy balance sheets and cash flows, as well as growth prospects that are secular in nature. Although such equity investments may go through periods of multiple expansion or contraction like any other group, in our view, over time the strong compounding effect of high secular growth in earnings and cash flows can elevate long-term returns appreciably and can also provide us with “staying power” in such investments during periods of underperformance.

In conclusion, our long-term, multi-year outlook for equities remains constructive, as we continue to emphasize high-quality investments globally.

Consideration and Renewal of Investment Advisory Agreement

At a meeting held in person on September 11, 2015, the Board of Trustees (the “Board”) of Bluepoint Investment Series Trust, a Delaware statutory trust (the “Trust”), approved renewing the investment advisory agreement (the “Advisory Agreement”) between the Trust’s sole series, Bluepoint Trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and the Adviser, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s managing member, in managing funds and accounts with similar strategies to those of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to continue to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as managing member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the

BLUEPOINT TRUST
Supplemental Information
(Unaudited) (concluded)

operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Panayotis (“Takis”) Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s Investment Team. With respect to the Fund, the Trustees observed that the Fund’s investment performance during calendar year 2014 had underperformed the MSCI World and MSCI All Country World Indices, but that during the year-to-date 2015 period through July 31, 2015 had outperformed both indices.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee at the annual rate of 1.50% of the average daily net assets of the Fund, which is calculated and accrued daily as a liability of the Fund, and this accrual is reflected in the Fund’s net asset value on a daily basis. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with fees and expenses of other similar single manager, alternative 1940 Act-registered products, as well as fees of other funds and accounts advised or sub-advised by Alkeon. The Fund’s management fee and expense ratio were higher than the median ratio of the peer group presented in the materials; however, the Board was satisfied that the proposed fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also reviewed indirect costs of the Fund, including soft dollar benefits flowing to the Adviser and its affiliates, noting the Adviser’s policy to seek best execution on all transactions of the Fund. Based on its review, the Board concluded that the proposed level of the management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

(d) The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect such Economies of Scale.

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees did not consider that economies of scale had yet been realized sufficient to consider the effect, if any, on fees. The Trustees determined that they would revisit this issue as appropriate.

Conclusion.

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

BLUEPOINT TRUST
Supplemental Information
(Unaudited)

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI), which is available without charge, upon request, by calling collect (212) 716-6840.

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
William F. Murphy, 57	Trustee	Indefinite/Since Inception	Agent, Coldwell Banker Residential (real estate firm, 2015 to Present); Portfolio Manager, Bay Hill Capital Management, LLC (investment management firm, 2010-2011)	One(1)	None
Jorge Orvananos, 47	Trustee	Indefinite/Since Inception	Principal Engineer and Founder, Geometric & Financial Research LLC (financial advisory firm, 2010-Present); Analyst, HealthCor Management, L.P. (investment management firm)	One(1)	None

The address of each independent Trustee is 350 Madison Avenue, 9th Floor, New York, New York 10017.

*

“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(1)

Other than the Fund. As of September 30, 2015, each of the Independent Trustees of the Fund also served in the same capacity for ACAP Strategic Fund (a part of the Fund Complex), for which the Adviser also serves as investment adviser.

BLUEPOINT TRUST
Fund Management
(Unaudited) (continued)

Interested Trustees*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Gregory D. Jakubowsky, 43	Trustee, President and Principal Executive Officer	Indefinite/Since Inception

Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, LLC (broker-dealer); Chief Executive Officer, Breakwater Group, LLC (broker-dealer)

				One(1)	None

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to his position as an officer of the Fund.

(1)

Other than the Fund. As of September 30, 2015, each of the Interested Trustees/Officers of the Fund also served in the same capacity for ACAP Strategic Fund (a part of the Fund Complex), for which the Adviser also serves as investment adviser.

BLUEPOINT TRUST
Fund Management
(Unaudited) (concluded)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 43	Trustee, President and Principal Executive Officer	Indefinite/Since Inception

Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, LLC (broker-dealer); Chief Executive Officer, Breakwater Group, LLC (broker-dealer)

One(1)
George Mykoniatis, 45	Treasurer and Principal Financial Officer	Indefinite/Since Inception

Chief Financial Officer, Alkeon Capital Management (investment management firm); Chief Compliance Officer, Mainsail Group, LLC (broker-dealer); Chief Financial Officer, Breakwater Group, LLC (broker-dealer)

One(1)
Jennifer Shufro, 40	Chief Compliance Officer, Chief Legal Officer, AML Officer, Vice President and Secretary	Indefinite/Since March 2015

Managing Director, Alkeon Capital Management (investment management firm); General Counsel, Breakwater Group, LLC (broker-dealer); Chief Compliance Officer, SilverBay Capital Management LLC (investment managment firm)

One(1)

The address of each Officer is 350 Madison Avenue, 9th Floor, New York, New York 10017.

(1)	Other than the Fund. As of September 30, 2015, each of the Officers of the Fund also served in the same capacity for ACAP Strategic Fund (a part of the Fund Complex), for which the Adviser also serves as investment adviser.

BLUEPOINT TRUST
PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Bluepoint Trust (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC
(“SilverBay”)
PRIVACY POLICY

SilverBay, the investment adviser to Bluepoint Trust, does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Jennifer Shufro at (212) 716-6575.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that Jorge Orvananes is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $57,500 for 2015 and $52,500 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,875 for 2015 and $13,125 for 2014. These services related to the review of the Registrant’s semi-annual, unaudited financial statements and the auditor’s consent to the Registrant’s prospectus.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2015 and $0 for 2014.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	The Registrant’s Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, (i) all audit and non–audit services that the Registrant’s independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant’s independent auditors provide to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)7(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bluepoint Investment Series Trust

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date 12/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date 12/3/15

By (Signature and Title)*	/s/ George D. Mykoniatis
George D. Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date 12/3/15

* Print the name and title of each signing officer under his or her signature.